                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                          COMTREX SYSTEMS CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                           COMTREX SYSTEMS CORPORATION
                               102 EXECUTIVE DRIVE
                          MOORESTOWN, NEW JERSEY 08057

                  ---------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 13, 1997

                  ---------------------------------------------

TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders (the "Annual Meeting") of Comtrex Systems Corporation, a Delaware corporation (the "Company"), will be held at the Radisson Hotel (formerly the Clarion Hotel), Route 73, Mount Laurel, New Jersey, at 2:00 P.M., local time, on Wednesday, August 13, 1997, for the following purposes:

                  (1) To elect 7 directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and shall qualify; and

                  (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Proxy Statement accompanying this Notice provides detailed information concerning matters to be considered and acted upon at the Annual Meeting. Please read it carefully.

         The Board of Directors of the Company unanimously recommends that the Shareholders vote in favor of the proposal for the election of directors.

         The Board of Directors has fixed the close of business on July 2, 1996 as the record date for determining those shareholders who will be entitled to notice of and to vote at the Annual Meeting.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997 is enclosed with this Notice.

                                    By Order of the Board of Directors,


                                    ANTHONY S. MALADRA
                                    Secretary

Moorestown, New Jersey
July 18, 1997

                           COMTREX SYSTEMS CORPORATION
                               102 Executive Drive
                        Moorestown, New Jersey 08057-4224

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 13, 1997


         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Comtrex Systems Corporation, a Delaware corporation ("Comtrex" or the "Company"), for the Annual Meeting of Shareholders of Comtrex (the "Annual Meeting") to be held at 2:00 P.M. on Wednesday, August 13, 1997, at the Radisson Hotel (formerly the Clarion Hotel), Route 73, Mount Laurel, New Jersey, and any adjournments or postponements of such meeting. These proxy materials were first mailed to shareholders on or about July 18, 1997. The address of the principal executive office of Comtrex is 102 Executive Drive, Moorestown, New Jersey 08057-4224.


                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized below:

         (l) To elect seven (7) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and shall qualify; and

         (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                   COMMON STOCK AND PRINCIPAL HOLDERS THEREOF

         Shares of the Common Stock, par value $.001 per share (the "Common Stock"), of Comtrex, represented by proxies in the accompanying form which are properly executed and returned to Comtrex before the Annual Meeting, will be voted at the meeting in accordance with the shareholders' instructions contained in such proxies. In the absence of contrary instructions, shares represented by such proxies will be voted for the election of the nominees listed herein to serve as directors of the Company; and in the discretion of the proxy holders on such other matters as may properly come before the Annual Meeting.

         Any shareholder has the power to revoke his proxy at any time before it is voted. A proxy may be revoked by a shareholder if it has not been exercised by filing with the Secretary of the Company a written notice of such revocation, by a later dated proxy delivered to the Secretary of the Company at any time prior to the voting of the shares represented by such proxy, by oral revocation given by a shareholder in person at the Annual Meeting or any adjournment thereof prior to the exercise of such proxy, or by the shareholder voting the shares represented by the proxy by written ballot at the Annual Meeting or any adjournment thereof.

         The close of business on July 2, 1997 was the record date (the "Record Date") for shareholders entitled to notice of and to vote at the Annual Meeting. Shares of Common Stock outstanding on the Record Date are entitled to vote at the Annual Meeting, and the holders of record thereof will have one vote for each share so held on the matters to be voted upon at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the meeting. Abstentions are counted in the tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining the election of directors or whether a proposal has been approved.

         As of the close of business on June 24, 1997, there were 3,164,022 outstanding shares of Common Stock. The following table lists the shareholders known to the Company to be beneficial owners of more than five percent (5%) of the Common Stock as of June 24, 1997:

Name and                                     Number of                       Approximate
Address                                      Shares Owned(1),(2)             Percentage Owned
---------                                    ------------                    ----------------
Irene Maladra,                               543,447(3)                          17.2%
individually and as
Trustee of the Anthony
Maladra Residuary Trust
c/o Comtrex Systems
  Corporation
102 Executive Drive
Moorestown, NJ 08057

Jeffrey C. Rice                              384,200(4)                          12.1%
c/o Comtrex Systems
  Corporation
102 Executive Drive
Moorestown, NJ  08057

Alan G. Schwartz                             290,573(4)(5)                        9.2%
c/o TCA
2020 West Fullerton Avenue
Chicago, IL 60657

------------------------

         1. Each person has sole voting and investment power with respect to the shares unless otherwise indicated.

         2. Cede & Co., nominee for The Depository Trust Company, has informed the Company that as of the close of business on July 2, 1997 it held 2,208,446 shares (69.8%) of the Common Stock of the Company. The Depository Trust Company acts as central depository or "clearing house" for certificates of the shares of numerous corporations held for the account of banks and brokerage houses. The amount of shares held by Cede & Co. changes daily.

         3. Anthony Maladra, an individual owning in excess of five percent of the capital stock of the Company, died on May 6, 1990. Pursuant to the terms and provisions of Anthony Maladra's Last Will and Testament, the shares of the capital stock of the Company owned by the deceased have been distributed to the Anthony Maladra Residuary Trust (the "Trust"). Irene Maladra is a co-trustee and the lifetime beneficiary of the Trust, and in such capacity she is deemed to be the beneficial owner of the shares of the capital stock of the Company held by the Trust.

         4. Includes 10,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan; stock options pertaining to 2,000 shares became exercisable on August 12, 1992, stock options pertaining to 2,000 shares became exercisable on August 12, 1993, stock options pertaining to 2,000 shares became exercisable on August 12, 1994, stock options pertaining to 2,000 shares became exercisable on July 1, 1995, and stock options pertaining to the remaining 2,000 shares became exercisable on July 1, 1996.

         5. Includes 59,588 shares owned by Mr. Schwartz's mother and Mr. Schwartz's four adult children, as to which Mr. Schwartz disclaims beneficial ownership.

           CERTAIN INFORMATION WITH RESPECT TO DIRECTORS AND OFFICERS

Election of Directors.

         The Board of Directors consists of seven (7) directors, all of whom are to be elected at the Annual Meeting to serve until the 1998 Annual Meeting. Management's nominees for election as directors are listed below. The proxy holders intend to vote all proxies received by them in the accompanying form for such nominees unless otherwise directed. In the unanticipated event that any nominee is unable or unwilling to accept the nomination or to serve as a director at the time of the Annual Meeting, the proxies will be voted for the remaining nominees and for a substitute nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, management is not aware of any nominee who is unable or unwilling to serve as a director.

                                    Director of
                                      Comtrex
Name                                   Since                         Age
----                                ------------                     ---

Sidney Dworkin                         1982                          76
Larry Irwin                            1992                          49
William A. Landman                     1984                          43
Nathan I. Lipson                       1996                          70
Anthony S. Maladra                     1992                          32
Jeffrey C. Rice                        1989                          47
Alan G. Schwartz                       1982                          65


SIDNEY DWORKIN is currently Chairman of the Board of Advanced Modular Systems, Inc. and of Marbledge Group, Inc. He is also a Director of CCA Industries, Inc., Paragon Mortgage Company, Northern Technologies International, Consolidated Health Care, Inc., Viragen, Inc., and Interactive Technologies, Inc. Mr. Dworkin has been Chairman of the Board of the Company since 1990.

LARRY IRWIN has been Chairman, President and Chief Executive Officer of World Scape, Inc. since founding the company in 1987. World Scape is a private company which provides commercial landscaping services. Prior to founding World Scape, Mr. Irwin owned and operated a similar business for more than fifteen years. Mr. Irwin is also President and owner of NPC Systems Inc., a private company which provides consulting and installation services for computer systems and local-area-networks.

WILLIAM A. LANDMAN has been a Principal of CMS Investment Resources, Inc., a Pennsylvania corporation engaged in personal investment banking, since June 30, 1987. For more than five years prior to such date, he was a partner in the law firm of Reich, Landman and Barry, P.C. of Pittsburgh, Pennsylvania.

NATHAN I. LIPSON is currently a Director of HALIS, L.L.C., an Atlanta, Georgia based company, which is a provider of computerized information systems and networking services. Mr. Lipson is a private investor in various other companies. He has had ownership and management interests in companies in the food service industry, including Squirrel Companies, Inc. prior to its acquisition in March of 1992 by Sulcus Computer Corporation, and in the carpet industry.

ANTHONY S. MALADRA has been a Principal of AM Transportation, a New Jersey based company engaged in freight and transportation services, since 1995. From November of 1990 to August of 1995, he served as Treasurer of Comtrex Systems and has served as Secretary since August of 1995. Mr. Maladra had been a full time employee of Comtrex Systems from 1986 to

August of 1996, and served in various capacities, including Director of Operations, purchasing agent and manufacturing supervisor.

JEFFREY C. RICE has been President, Chief Executive Officer and a Director of the Company since February 1, 1989. From May of 1985 through January 1989 he was a Director of American Business Computers Corporation, and served as its President and Chief Executive Officer from May 1, 1985 through April 30, 1986 and as President of a wholly owned subsidiary, ABC/SEBRN TechCorp, from November 1986 through January 1989. American Business Computers is a public company which sells computerized equipment and systems to the food service industry. From 1977 through January 1985, Mr. Rice served as Director, President and Chief Executive Officer of MICROS Systems, Inc., a public corporation which supplies POS systems to the hospitality industry.

ALAN G. SCHWARTZ has been Chairman of the Board and CEO of Tennis Corporation of America, which builds, owns and operates commercial recreational facilities, and a partner in Gifford Investment Company, a partnership which invests in real estate, for more than the past five years. He is currently a Director of Firstar Illinois Bank Corporation.

         The Company's By-laws provide that directors shall be elected by a plurality of the votes cast. There is no provision for cumulative voting under the Company's Certificate of Incorporation or By-laws.

Board of Directors' Meetings and Committees.

         During the fiscal year ended March 31, 1997, four (4) meetings of the Board of Directors were held. In such year, all of the incumbent directors attended at least seventy-five percent

(75%) of the aggregate of all meetings of the Board of Directors and the committees on which they served held during the year.

         The following is a brief description of the functions of the committees of the Board of Directors and the identity of their members:

         Executive Committee. The Board of Directors has designated an Executive Committee of the Board, comprised of three (3) directors. The Executive Committee's current members are Sidney Dworkin, Jeffrey C. Rice, and Alan G. Schwartz. The Executive Committee met in separate session five (5) times during the fiscal year ended March 31, 1997. The Executive Committee meets regularly between meetings of the Company's Board of Directors and reviews the Company's business activities in relation to the Company's business plan.

         Audit Committee. The Board of Directors has also designated an Audit Committee of the Board, comprised of two (2) directors. The Audit Committee's current members are William A. Landman and Sidney Dworkin. The Audit Committee met in separate session one (1) time during the fiscal year ended March 31, 1997. The Audit Committee meets with the Company's independent accounting firm to review the Company's internal policies, procedures, and controls.

         The Company does not have a standing nominating committee or compensation committee of the Board of Directors.

Security Ownership of Management.

         The following table sets forth the beneficial ownership of Common Stock of Comtrex as of June 24, 1997 by each director and nominee, the Company's Chief Executive Officer, and all directors, nominees and the Company's executive officers as a group.

                                    Number of                 Approximate
Name                                Shares Owned(1)           Percentage Owned
----                                ------------              ----------------

SIDNEY DWORKIN                      34,300(2)                       1.1%

LARRY IRWIN                         40,800(2)(3)                    1.3%

WILLIAM A. LANDMAN                  36,302(2)                       1.1%

NATHAN I. LIPSON                    60,000(4)                       1.9%

ANTHONY S. MALADRA                  14,900(2)                       0.5%

JEFFREY C. RICE                    384,200(2)                      12.1%

ALAN G. SCHWARTZ                   290,573(2)(5)                    9.2%

ALL EXECUTIVE OFFICERS,
DIRECTORS AND NOMINEES
AS A GROUP (9 people)              929,510(6)                      28.2%
                                   -------                         ----
-------------------

      1. Each person has sole voting and investment power with respect to the shares unless otherwise indicated.

      2. Includes 10,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan; stock options pertaining to
         2,000 shares became exercisable on August 12, 1992, stock options pertaining to 2,000 shares became exercisable on August 12, 1993, stock options pertaining to 2,000 shares became exercisable on August 12, 1994, stock options pertaining to 2,000 shares became exercisable on July 1, 1995, and stock options pertaining to the remaining 2,000 shares became exercisable on July 1, 1996. None of such options had been exercised as of the date hereof.

      3. Includes 15,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan, which options have been exercisable since August 12, 1992. None of such options had been exercised as of the date hereof.

      4. Includes 20,000 shares subject to options granted pursuant to the 1992 Non-Qualified Stock Option Plan, all of which have been exercisable since April 16, 1996. None of such options had been exercised as of the date hereof.

      5. Includes 59,588 shares owned by Mr. Schwartz's mother and Mr. Schwartz's adult children, as to which Mr. Schwartz disclaims beneficial ownership.

      6. Includes (a) a total of 95,000 shares subject to options granted pursuant to the provisions of the 1992 Non-Qualified Stock Option Plan, as detailed in footnotes 2, 3 and 4 above, (b) a total of 25,935 shares owned by all other officers of the Company who are not directors, (c) a total of 5,000 shares subject to incentive stock options granted to all other executive officers of the Company who are not directors under the Amended and Restated 1985 Incentive Stock Option Plan, which options became exercisable on February 20, 1995, and (d) a total of 37,500 shares subject to incentive stock options, granted to all other executive officers of the Company who are not directors, under the 1995 Incentive Stock Option Plan, which shares became exercisable between March 29, 1996 and May 22, 1997. None of the options described in this footnote had been exercised as of the date hereof. The number of shares indicated as owned by executive officers and directors as a group does not reflect options which are not exercisable within sixty (60) days after the date hereof. Also includes 59,588 shares detailed in footnote 5 above.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during the period from March 31, 1996 through March 31, 1997 all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with in a timely manner.

Executive Compensation.

Cash Remuneration of Executive Officers

         The following table provides certain summary information concerning compensation paid by the Company to the Company's Chief Executive Officer for the fiscal years ended March 31, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                    Annual                              Long Term Compensation
                Compensation                                   Award
               ---------------                          ----------------------
(a)            (b)         (c)                          (d)          (e)
Name                                                                 All
and                                                                  Other
Principal                                               Options      Compen-
Position       Year      Salary                         Granted      sation
-------------------------------------------             ----------------------

Jeffrey        1997      $141,000                       2,000       $ 2,616(1)
C. Rice,       1996      $141,000                       2,000       $ 3,975(2)
Chief          1995      $139,000                       2,000       $ 1,940(3)
Executive
Officer

------------------------

      1. Consists of premium payments made by the Company on term life insurance policy and $2,115 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company 401(k) plan.

      2. Consists of premium payments made by the Company on term life insurance policy and $2,032 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company's 401(k) plan.

      3. Consists of premium payments made by the Company on term life insurance policy and $1,443 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company's 401(k) plan.

Stock Options Granted

         The following table provides information concerning stock options granted to the Company's Chief Executive Officer during the fiscal year of the Company ended March 31, 1997.

                        OPTION GRANTS IN LAST FISCAL YEAR

 (a)                (b)                  (c)                           (d)                     (e)

                                        % of Total
                                        Options
                                        Granted to
                  Options               Employees                Exercise or Base
Name              Granted(#)            in Fiscal Year              Price($/Sh)          Expiration Date
----              ----------            --------------           ----------------        ---------------
Jeffrey
C. Rice           2,000                     10.5%                      $0.59               July 1, 2000

Option Exercises and Holdings

         Jeffrey C. Rice, the Company's Chief Executive Officer, did not exercise any stock options during the fiscal year of the Company ended March 31, 1997. As of the end of the Company's last fiscal year, Mr. Rice owned options to acquire 10,000 shares of the Company's Common Stock pursuant to the 1992 Non-Qualified Stock Option Plan.

Compensation of Directors

         Outside directors who are not members of the Executive Committee receive $750 per Board of Directors' meeting attended and are reimbursed for their out-of-pocket expenses incurred in connection with their performance as members of the Board of Directors. Members of the Executive Committee receive a yearly fee of $5,000, in addition to any other fees received as a member of the Board of Directors. The Chairman of the Board, who is also a member of the Executive Committee, receives a yearly fee of $5,000, in addition to any other fees he receives as a member of the Board of Directors. Members of the Board who are executive officers of the Company receive no additional compensation for serving as Directors of the Company.

                             INDEPENDENT ACCOUNTANTS

         The Board of Directors, by resolution, has selected Drucker, Math & Whitman, P.C., independent certified public accountants, to audit the books, records and accounts of the Company for the fiscal year ending March 31, 1998. It is anticipated that representatives of Drucker, Math & Whitman, P.C. will be present at the meeting to respond to appropriate questions and, if they desire, to make a statement.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be considered at the 1997 Annual Meeting of Stockholders must be received at the principal executive offices of the Company no later than March 20, 1998. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


                              COSTS OF SOLICITATION

         The entire cost of soliciting proxies will be borne by Comtrex. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and reimbursement for expenses may be made. Proxies may be solicited in person or by telephone or telegraph by directors, officers or regular employees of Comtrex, none of whom will receive additional compensation therefor.


                      MANNER IN WHICH PROXIES WILL BE VOTED

         All properly executed proxies received by the Board of Directors will be voted. The Board proposes to vote all such proxies, unless otherwise directed, for the election of the above nominees to the Board of Directors. The Board knows of no other matters which may be presented for action at the meeting. However, if any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment on such matter.

         Stockholders are urged to vote, sign and return the enclosed form of proxy promptly in the enclosed envelope.

                                      By Order of the Board of Directors,



                                      ANTHONY S. MALADRA


July 18, 1997

                           COMTREX SYSTEMS CORPORATION

               Proxy Solicited on Behalf of the Board of Directors


The undersigned hereby appoints JEFFREY C. RICE, with full power of substitution, the proxy of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of Comtrex Systems Corporation to be held August 13, 1997, or any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of Comtrex Systems Corporation which the undersigned would be entitled to vote if personally present:

(1) Election of Directors  FOR the nominees                 WITHHOLD AUTHORITY
                           listed below                     to vote for the
                           (except as marked                nominees listed
                           to the contrary below  /__/      below) /__/

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

  Sidney Dworkin      Larry Irwin      William A. Landman     Nathan I. Lipson

       Anthony S. Maladra        Jeffrey C. Rice        Alan G. Schwartz

(2) In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees listed above. This proxy may be revoked at any time prior to the time it is voted. You are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.



                                               ------------------------------



                                               ------------------------------
                                               Signature(s) of Stockholder(s)


When signing the proxy, please date it and take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

                                               Dated:  ________________, 1997